Related party transactions (Tables)	3 Months Ended
Nov. 30, 2022
Related Party Transactions
Schedule of Related Parties Compensation

	Three months ended November 30,
Directors and key management personnel	2022	2021
Remuneration (1)	$459	$399
Share-based compensation expense	714	980
Total directors and key management personnel	$1,173	$1,379
(1)	Remuneration includes salaries and benefits for certain key management personnel and director fees. Certain members of the board of directors have employment or service contracts with the Company. Directors are entitled to director fees and share based payments for their services and officers are entitled to cash remuneration and share based payments for their employment services.